UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2025

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6895
Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

(929) 392-3578

(Registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DPCSU	None

Class A ordinary shares, par value $0.0001 per share	DPCS	None

Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DPCSW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 12, 2025, DP Cap Acquisition Corp. I (the “Company”) held an extraordinary general meeting (the “Meeting”) to approve, as a special resolution, a proposal (the “Extension Proposal”) to amend and restate the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if the Company fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on November 12, 2021, from November 12, 2025 to December 31, 2026. An aggregate of 5,772,131 Class A and Class B ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of September 30, 2025, were represented in person or by proxy at the Meeting.

The Company’s shareholders voted on the following proposals at the Meeting, all of which were approved:

(1)	Proposal No. 1 — The Extension Proposal —The following is a tabulation of the votes with respect to the Extension Proposal:

For	Against	Abstain	Broker Non-Votes
5,760,733	11,398	0	0

In connection with the Meeting, public holders of an aggregate of 55,694 Class A ordinary shares of the Company sold in its initial public offering (“public shares”) exercised, and did not reverse, their right to redeem their public shares.

In connection with the Meeting, the Company filed an amendment to the Articles with the Cayman Islands Registrar of Companies to effectuate the foregoing proposals. A copy of the amendment is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DP CAP ACQUISITION CORP I

Dated: November 14, 2025	By:	/s/ Xixuan Hei
	Name:	Xixuan Hei
	Title:	Chairman and Chief Executive Officer

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